UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   February 21, 2007
                                                       -------------------------

                              ESCALADE, INCORPRATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-6996                               13-2739290
--------------------------------------------------------------------------------
       (Commission File Number)          (IRS Employer Identification No.)


      817 Maxwell Ave, Evansville, Indiana                   47711
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)

                                 (812) 467-1334
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On February 21, 2007, the Company issued a press release announcing that an annual dividend of twenty-two cents ($0.22) per share would be paid to all shareholders of record on March 9, 2007 and disbursed on March 16, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c)     Exhibits

        EXHIBIT
         NUMBER             DESCRIPTION
          99.1              Press release dated February 21, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  February 21, 2007          ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

                                       2